SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954)917-6655
(Registrant's Telephone Number, Including Area Code)

______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 14, 2010, we were notified that Mr. Robert J. Wussler, a member of our Board of Directors (the “Board”), had passed away on June 5, 2010. Mr. Wussler was one of four members of our Board that had been determined to be independent, as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. Rule 5605(b)(1) of the NASDAQ Listing Rules, to which we are subject, requires that a majority of the members of our Board are independent. Mr. Wussler’s death resulted in a six member Board with only three independent members, thus not having that required majority.

In order for us to remain in compliance with NASDAQ Listing Rules, on June 17, 2010, Mr. Clifford Friedland informed us of his voluntary resignation from our Board, effective immediately. Mr. Friedland’s resignation resulted in a five member Board with three independent members, thus having the required majority of independent members. Mr. Friedland will continue to be our Senior Vice President of Business Development and will be considered for reinstatement to the Board in the event an additional member is elected to the Board who meets the independence requirements set forth in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 1, 2010, we filed with the Florida Secretary of State Articles of Amendment to our Articles of Incorporation, which was attached as an exhibit to the Form 8-K filed by us on April 6, 2010. Those Articles of Amendment were filed in order to implement a 1-for-6 reverse stock split, which was effective at 5PM on April 5, 2010.

Because this reverse split was authorized by a vote of our shareholders, under Florida law the number of authorized shares of our common stock was unchanged by the reverse split and remained at 75 million shares. However, the Articles of Amendment filed on April 1, 2010 inadvertently and incorrectly reflected an increase in the number of authorized shares of our common stock, to 100 million shares.

On June 17, 2010, we filed with the Florida Secretary of State Articles of Amendment to our Articles of Incorporation, attached as Exhibit 3.1 to this Form 8-K, for the sole purpose of correcting the number of authorized shares of our common stock to 75 million shares.

Item 9.01    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.                                                                Description

3.1	Articles of Amendment to Articles of Incorporation, as filed with the Florida Secretary of State on June 17, 2010

The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson
June 18, 2010	Robert E. Tomlinson, CFO